MET INVESTORS SERIES TRUST

SUPPLEMENT DATED JUNE 17, 2013

TO THE

STATEMENT OF ADDITIONAL INFORMATION

DATED APRIL 29, 2013

JANUS FORTY PORTFOLIO

Effective immediately, in the section entitled “Appendix C—Portfolio Managers,” the information pertaining to Janus Forty Portfolio (the “Portfolio”) is amended to i) delete all references to Ron Sachs and ii) reflect that A. Douglas Rao is the portfolio manager of the Portfolio. As of May 31, 2013, Mr. Rao managed no other accounts for Janus Capital Management LLC or any of its affiliates, including registered investment companies and other pooled investment vehicles. Furthermore, as of the same date, Mr. Rao beneficially owned no equity securities of any Portfolio for which he served as portfolio manager.